[HSBC LOGO]

HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY 10018
Fax: (212) 525-0673

                                                                     May 9, 2006

JPMorgan Chase Bank, National Association,
not in its individual capacity
but solely in its capacity as
Trustee for the benefit of the
RAMP Series 2006-RS3 Trust

600 Travis, 9th Floor
Houston, Texas 77002
Attn: Joanne M. Murray
Fax: 713-216-4880
Tel: 713-216-2177

Cc: Josie Knorr
Fax: 952-352-0503

Subject: Interest Rate Swap

Transaction Reference Number: 396875HN

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the transaction entered into between us on the Trade
Date specified below, and subsequently amended as set out below (the
"Transaction") between HSBC Bank USA, N.A. ("HSBC") and JPMorgan Chase Bank,
National Association, not in its individual capacity, but solely as Trustee for the benefit of RAMP Series 2006-RS3 Trust. This Confirmation constitutes a
"Confirmation" as referred to in the ISDA Form Master Agreement (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master
Agreement. In this Confirmation "Party A" means HSBC and "Party B" means
JPMorgan Chase Bank, National Association, not in its individual capacity, but solely in its capacity as Trustee for the benefit of the RAMP Series 2006-RS3
Trust.

          1. This Agreement is subject to and incorporates the 2000 ISDA
          Definitions (the "Definitions"), as published by the International
          Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form
          (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master
          Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any
          inconsistency between the provisions of this Agreement and the
          Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms used and not otherwise defined herein, in the ISDA Form Master Agreement or the Definitions shall have the meanings assigned to them in the Pooling and Servicing
          Agreement, dated as of April 1, 2006, among Residential Asset Mortgage
          Products, Inc., as Depositor, Residential Funding Corporation, as
          Master Servicer, and JPMorgan Chase Bank, National Association, as
          trustee (the "Pooling and

          Servicing Agreement"). Each reference to a "Section" or to a "Section"
          "of this Agreement" will be construed as a reference to a Section of the 1992 ISDA Form Master Agreement.

          Each of Party A and Party B represents to the other that it has entered into this Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other and, in the case of Party B, it has entered into this transaction pursuant to the direction received by it pursuant to the Pooling and Servicing Agreement.

          2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:               The amount as set forth in Exhibit I, which is
                               attached hereto and incorporated by reference
                               into this Confirmation

Trade Date:                    May 4, 2006

Effective Date:                May 9, 2006

Termination Date:              December 25, 2011, subject to adjustment in
                               accordance with the Following Business Day
                               Convention

Fixed Amounts:

   Fixed Amount Payer:         Party B

   Fixed Rate Payer
   Period End Dates:           The 25th calendar day of month, commencing on May
                               25, 2006 and ending on the Termination Date,
                               inclusive, subject to adjustment in accordance
                               with the Following Business Day Convention

   Fixed Rate Payer
   Payment Date:               Early Payment - Two (2) Business Day preceding
                               each Floating Rate Payer Period End Date

   Fixed Rate:                 5.380000%

   Fixed Rate
   Day Count Fraction:         30/360

Floating Amounts:

                                       2

   Floating Rate Payer:        Party A

   Floating Rate Payer
   Period End Dates:           The 25th calendar day of each month, commencing
                               on May 25, 2006 and ending on the Termination
                               Date, inclusive, subject to adjustment in
                               accordance with the Following Business Day
                               Convention

   Floating Rate Payer
   Payment Dates:              Early Payment - Two (2) Business Day preceding
                               each Floating Rate Payer Period End Date.

   Floating Rate Option:       USD-LIBOR-BBA

   Designated Maturity:        One month

   Floating Rate for Initial
   Calculation Period:         To be determined

   Spread:                     None

   Day Count Fraction:         Actual/360

   Reset Dates:                The first day of each Calculation Period

   Compounding:                Inapplicable

Business Days:                 New York

Calculation Agent:             As specified in the Agreement

Additional Payment:            Party B agrees to pay USD 795,000.00 to
                               Party A for value May 9, 2006, subject to
                               adjustment in accordance with the Following
                               Business Day Convention.

3. Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form
Master Agreement will apply to any Transaction.

2) TERMINATION PROVISIONS. For purposes of the ISDA Form Master Agreement:

(a) "SPECIFIED ENTITY" is not applicable to Party A or Party B for any purpose.

                                       3

(b) "SPECIFIED TRANSACTION" is not applicable to Party A or Party B for any purpose, and, accordingly, Section 5(a)(v) shall not apply to Party A or Party
B.

(c) The "CROSS DEFAULT" provisions of Section 5(a)(vi) shall not apply to Party
A or Party B.

(d) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will not apply to Party A or Party B.

(e) With respect to Party B, the "BANKRUPTCY" provision of Section 5(a)(vii)(2)
of the ISDA Form Master Agreement shall not apply.

(f) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to Party A or to Party B.

(g) PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of the ISDA
Form Master Agreement:

     (i) Market Quotation will apply.

     (ii) The Second Method will apply.

(h) "Termination Currency" means United States Dollars.

(i) EVENTS OF DEFAULT. The provisions of Sections 5(a)(ii), 5(a)(iii) and
5(a)(iv) shall not apply to Party B. The provisions of Sections 5(a)(ii) and
5(a)(iv) shall not apply to Party A.

(j) TAX EVENT. The provisions of Section 2(d)(i)(4) and 2(d)(ii) of the printed
ISDA Form Master Agreement shall not apply to Party A or Party B and neither
Party A nor Party B shall be required to pay any additional amounts referred to therein.

3) TAX REPRESENTATIONS.

(a) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of the ISDA Form
Master Agreement, Party A and Party B will make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment
(other than interest under Section 2(e), 6(d)(ii) or 6(e) of the ISDA Form
Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

     (i) the accuracy of any representations made by the other party pursuant to
     Section 3(f) of the ISDA Form Master Agreement;

     (ii) the satisfaction of the agreement contained in Section 4(a)(iii) of the ISDA Form Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(iii) of the
     ISDA Form Master Agreement; and

     (iii) the satisfaction of the agreement of the other party contained in
     Section 4(d) of the ISDA Form Master Agreement, provided that it shall not be a breach of this representation

                                       4

     where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of the ISDA Form
Master Agreement, each of Party A and Party B make the following representations.

     The following representation will apply to Party A:

          Party A is a national banking association organized under the federal laws of the United States and its U.S. taxpayer identification number is 20-1177241.

          The following representation will apply to Party B:

          JPMorgan Chase Bank, National Association is the Trustee under the
          Pooling and Servicing Agreement.

4) LIMITATION ON EVENTS OF DEFAULT. Notwithstanding the terms of Sections 5 and
6 of the ISDA Form Master Agreement, if at any time and so long as Party B has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA
Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to
Party B upon demand of Party B any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master
Agreement with respect to Party B shall not constitute an Event of Default or
Potential Event of Default with respect to Party B as Defaulting Party and (b)
Party A shall be entitled to designate an Early Termination Date pursuant to
Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) with respect to either Party A or Party B as the Affected Party.

5) DOCUMENTS TO BE DELIVERED. For the purpose of Section 4(a)(i) and 4(a)(iii):

(1) Tax forms, documents, or certificates to be delivered are:

PARTY REQUIRED TO DELIVER   FORM/DOCUMENT/
DOCUMENT                    CERTIFICATE                              DATE BY WHICH TO BE DELIVERED
----------------------------------------------------------------------------------------------------------

Party A and                 Any document required or reasonably      Promptly after the earlier of (i)
Party B                     requested to allow the other party to    reasonable demand by either party
                            make payments under this Agreement       or (ii) learning that such form or
                            without any deduction or withholding     document is required.
                            for or on the account of any Tax or
                            with such deduction or withholding at
                            a reduced rate.

(2) Other documents to be delivered are:

                                        5

HSBC Bank USA, National Association

 PARTY REQUIRED TO                FORM/DOCUMENT/                                               COVERED BY SECTION
  DELIVER DOCUMENT                 CERTIFICATE                DATE BY WHICH TO BE DELIVERED   3(D) REPRESENTATION
-------------------   -------------------------------------   -----------------------------   -------------------

Party A and Party B   Any documents to evidence the           Upon the execution and          Yes
                      authority of the delivering party for   delivery of this Agreement
                      it to execute and deliver this          and such Confirmation.
                      Confirmation.

Party A and Party B   A certificate of an authorized          Upon the execution and          Yes
                      officer of the party, as to the         delivery of this
                      incumbency and authority of the         Confirmation.
                      respective officers of the party
                      signing this Confirmation.

Party A               Legal opinion(s) with respect to such   Upon the execution and          No
                      party and its Credit Support            delivery of this Agreement.
                      Provider, if any, for it, reasonably
                      satisfactory in form and substance to
                      the other party relating to the
                      enforceability of the party's
                      obligations under this Agreement.

Party A and Party B   Indemnification agreement executed by   Concurrently with the           No
                      each of Party A, Residential Asset      printing of any preliminary
                      Mortgage Products, Inc. and             prospectus supplement and the
                      Residential Funding Corporation with    prospectus supplement related
                      respect to information included in      to the Class A and Class M
                      any preliminary prospectus supplement   Certificates.
                      and the prospectus supplement related
                      to the Class A Certificates and Class
                      M Certificates.

Party A               A copy of the most recent annual        Promptly after request by the   Yes
                      report of such party (only if           other party.
                      available) and its Credit Support
                      Provider, if any, containing in all
                      cases audited consolidated financial
                      statements for each fiscal year
                      certified by independent certified
                      public accountants and prepared in

                                             6

HSBC Bank USA, National Association

 PARTY REQUIRED TO                FORM/DOCUMENT/                                               COVERED BY SECTION
  DELIVER DOCUMENT                 CERTIFICATE                DATE BY WHICH TO BE DELIVERED   3(D) REPRESENTATION
-------------------   -------------------------------------   -----------------------------   -------------------

                      accordance with generally accepted
                      accounting principles in the United
                      States or in the country in which
                      such party is organized.

Party B               Each other report or other document     Promptly upon request by        Yes
                      required to be delivered by or to       Party A, or with respect to
                      Party B under the terms of the          any particular type of report
                      Pooling and Servicing Agreement,        or other document as to which
                      other than those required to be         Party A has previously made
                      delivered directly by the Trustee to    request to receive all
                      Party A thereunder.                     reports or documents of that
                                                              type, promptly upon delivery
                                                              or receipt of such report or
                                                              document by Party B.

6)   OTHER PROVISIONS.

(a) ADDRESS FOR NOTICES: For the purposes of Section 12(a) of this Agreement:

     Address for notices or communications to Party A:

     Address:     452 Fifth Avenue, New York, NY  10018
     Attention:   Christian McGreevy
     Facsimile:   212-525-8710
     Telephone:   212-525-5517

     Please direct all settlement inquiries to:

          HSBC Bank USA, National Association
          Derivative Settlements
          Attention:   Jeffrey Lombino
          Telephone:   (212) 525-5393
          Fax:         (212) 525-6903

                                        7

HSBC Bank USA, National Association

Address for notices or communications to Party B:

          Address:         RAMP Series 2006-RS3 Trust
                           c/o JPMorgan Chase Bank, National Association
                           600 Travis Street, 9th Floor
                           Houston, Texas 77002
                           Attn:  Joanne M. Murray
                           Facsimile No.: 713-216-4880
                           Telephone No: 713-216-2177

          with a copy to:

          Address:         Residential Funding Corporation
                           8400 Normandale Lake Blvd.
                           Minneapolis, MN 55437
          Attention:       Josie Knorr
          Facsimile No.:   952-352-0503
          Telephone No:    952-857-6560

          (For all purposes)

(b) PROCESS AGENT. For the purpose of Section 13(c):

          Party A appoints as its Process Agent: Not Applicable
          Party B appoints as it Process Agent: Not Applicable

(c) OFFICES. The provisions of Section 10(a) will not apply to this Agreement;
for purposes of this Transaction, it will be deemed that neither Party A nor
Party B have any Offices other than as set forth in the Notices Section and
Party A agrees that, for purposes of Section 6(b) of the ISDA Form Master
Agreement, it shall be deemed not to have any Office other than one in the
United States.

(d) MULTIBRANCH PARTY. For the purpose of Section 10(c) of the ISDA Form Master
Agreement:

     Party A is not a Multibranch Party.

     Party B is not a Multibranch Party.

(e) CALCULATION AGENT. The Calculation Agent is Party A; provided however, if an
Event of Default has occurred with respect to Party A, then Party B or a
Reference Market-maker designated by Party B shall be Calculation Agent.

(f) CREDIT SUPPORT DOCUMENT. Initially with respect to Party A, not applicable;
however, if required pursuant to Paragraph 3(6)(r)(iv) hereof, a guaranty or
Credit Support Annex satisfactory to Party B and the Rating Agencies. With respect to Party B, not applicable.

                                        8

(g) CREDIT SUPPORT PROVIDER.

    Party A: Not Applicable

    Party B:  Not Applicable

(h) GOVERNING LAW. The parties to this ISDA Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provisions thereof other than New York General
Obligations Law Sections 5-1401 and 5-1402.

(i) NON-PETITION. Party A hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against or cause any other person to institute against the RAMP Series 2006-RS3 Trust or
Party B in its capacity as trustee, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the Certificates (as defined in the Pooling and Servicing Agreement) and the expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment.
The provisions of this section shall survive the termination of this Agreement.

(j) NON-RECOURSE PROVISIONS. Notwithstanding anything to the contrary contained herein, none of Party B or any of its officers, directors, or shareholders (the
"Non-recourse Parties") shall be personally liable for the payment by or on behalf of the Issuer hereunder, and Party A shall be limited to a proceeding against the Collateral or against any other third party other than the
Non-recourse Parties, and Party A shall not have the right to proceed directly against the Issuer for the satisfaction of any monetary claim against the
Non-recourse Parties or for any deficiency judgment remaining after foreclosure of any property included in such Collateral and following the realization of the
Collateral, any claims of Party A shall be extinguished. The provisions of this
Section shall survive the termination of this Agreement.

(k) SEVERABILITY. If any term, provision, covenant, or condition of this
Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect and shall remain applicable to all other parties and circumstances as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(l) CONSENT TO RECORDING. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

                                        9

(m) WAIVER OF JURY TRIAL. Each party to this Agreement respectively waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement, any Credit Support Document or any of the transactions contemplated hereby.

(n) SET-OFF. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the
ISDA Form Master Agreement shall not apply for purposes of this Transaction.

(o) TRUSTEE LIABILITY LIMITATIONS. Notwithstanding anything herein to the contrary, it is expressly understood and agreed by the parties hereto that (a)
this Agreement is executed and delivered by JPMorgan Chase Bank, National
Association ("JPMorgan"), not individually or personally but solely as Trustee of Party B, in the exercise of the powers and authority conferred and vested in it and that JPMorgan shall perform its duties and obligations hereunder in accordance with the standard of care set forth in Article VIII of the Pooling and Servicing Agreement, (b) each of the representations, undertakings and agreements herein made on the part of Party B is made and intended not as personal representations, undertakings and agreements by JPMorgan but is made and intended for the purpose of binding only Party B, (c) nothing herein contained shall be construed as creating any liability on JPMorgan, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto; provided that nothing in this paragraph shall relieve JPMorgan from performing its duties and obligations under the Pooling and Servicing Agreement in accordance with the standard of care set forth therein, and (d) under no circumstances shall
JPMorgan be personally liable for the payment of any indebtedness or expenses of
Party B or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Party B under this
Agreement or any other related documents.

(p) "AFFILIATE" will have the meaning specified in Section 14 of the ISDA Form
Master Agreement, provided that Party A and Party B shall not be deemed to not have any Affiliates for purposes of this Agreement, including for purposes of
Section 6(b)(ii).

(q) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

     "(g) Relationship Between Parties. Each party represents to the other party on each date when it enters into a Transaction that:--

          (1) Nonreliance. (i) It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction and
          (ii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

                                       10

          (2) Evaluation and Understanding.

          (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction and in the case of Party B, it has been directed by the Pooling and Servicing Agreement to enter into this
          Transaction; and

          (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

          (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

          (4) Status of Parties. The other party is not acting as agent, fiduciary or advisor for it in respect of the Transaction,

          (5) Eligible Contract Participant. It is an "eligible swap participant" as such term is defined in Section 35.1(b)(2) of the regulations (17 C.F.R 35) promulgated under, and it constitutes an
          "eligible contract participant" as such term is defined in Section
          1(a)12 of the Commodity Exchange Act, as amended."

(r) The ISDA Form Master Agreement is hereby amended as follows

     (i) The word "third" shall be replaced by the word "second" in the third line of Section 5(a)(i) of the ISDA Form Master Agreement.

     (ii) TRANSFER, AMENDMENT AND ASSIGNMENT. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party (other than a change of Counterparty in connection with a change of Trustee in accordance with the Pooling and Servicing Agreement)
unless each of Moody's Investors Service, Inc. ("Moody's") and Standard and
Poor's, a Division of the McGraw Hill Companies ("S&P"), has been provided notice of the same and confirms in writing (including by facsimile transmission)
that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the RAMP Series 2006-RS3 Trust, Mortgage Asset-Backed
Pass-Through Certificates, Series 2006-RS3 (the "Certificates").

     (iii) ADDITIONAL TERMINATION EVENTS. Additional Termination Events will apply: if a Rating Agency Downgrade has occurred and Party A has not complied with Paragraph 3(6)(r)(iv) below within the time specified therein, then an
Additional Termination Event shall have occurred with respect to Party A and
Party A shall be the sole Affected Party with respect to such an Additional
Termination Event.

                                       11

     (iv) RATING AGENCY DOWNGRADE. In the event that (1) Party A's short-term unsecured and unsubordinated debt rating is reduced below "A-1" by S&P (or if its short-term rating is not available by S&P, in the event that its long-term unsecured and unsubordinated debt rating is reduced below "A+" by S&P) or (2)
its short-term unsecured and unsubordinated debt rating is reduced below "P1" by
Moody's (or, if its short-term rating is not available by Moody's, its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "A1" by
Moody's) (and together with S&P, the "Cap Rating Agencies", and such rating thresholds, "Approved Rating Thresholds"), then within 30 days after such rating withdrawal or downgrade (unless, within 30 days after such withdrawal or downgrade each Cap Rating Agency has reconfirmed its rating for Party A which was in effect immediately prior to such withdrawal or downgrade), Party A shall, subject to the Rating Agency Condition, at its own expense:

          (a) assign this Transaction to another counterparty, which counterparty shall have the Approved Rating Thresholds and shall have been approved by Party B on terms substantially similar to the terms of this
Confirmation;

          (b) obtain guaranty of, or a contingent agreement of another person with the Approved Rating Thresholds, to honor Party A's obligations under this
Confirmation; provided that such other person has been approved by Party B;

          (c) post collateral which will be sufficient to the applicable Cap
Rating Agency to maintain or restore the ratings of the Certificates existing immediately prior to such withdrawal or downgrade of Party A's ratings; or

          (d) establish any other arrangement satisfactory to Party B and each
Cap Rating Agency, in each case, sufficient to maintain or restore the ratings of the Certificates existing immediately prior to such withdrawal or downgrade of Party A's ratings.

          Notwithstanding the previous paragraph, in the event that Party A's short-term unsecured and unsubordinated debt rating is withdrawn or reduced below "A-3" by S&P or, if there is no short-term rating, its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "BBB-" by S&P, then within 10 days of such rating withdrawal or downgrade (unless, within 10 days after such withdrawal or downgrade S&P has reconfirmed the rating of the
Certificates which was in effect immediately prior to such withdrawal or downgrade), Party A shall, subject to the Rating Agency Condition, at its own expense, assign this Transaction to another counterparty with the Approved
Rating Thresholds and approved by Party B on terms substantially similar to this
Confirmation and obtain a confirmation from S&P that such action is sufficient to maintain or restore the immediately prior ratings of the Certificates.

          For purposes of these provisions, "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder in connection with a withdrawal or downgrade of any of Party A's ratings as described above that Party A must consult with each of the Cap Rating Agencies then providing a rating of the Certificates that has reduced Party A's ratings as described above (or with respect to any action pursuant to clause (d), each
Cap Rating Agency) and receive from each such Cap Rating Agency a written confirmation, prior to taking any such action, that such withdrawal or downgrade of any of Party A's ratings, after giving effect to any such proposed action or omission, would not cause a downgrade or withdrawal of the ratings of the
Certificates existing immediately prior to such withdrawal or downgrade of Party
A's ratings.

                                       12

4.   ACCOUNT DETAILS:

          Payments to Party A:         HSBC Bank USA, National Association
                                       ABA # 021-001-088
                                       For credit to Department 299
                                       A/C: 000-04929-8
                                       HSBC Derivative Products Group

          Payments to Party B:         JPMorgan Chase Bank, National Association
                                       ABA Number: 113000609
                                       DDA: 00103409232
                                       Texco Structured Finance
                                       Reference: RAMP Series 2006-RS3
                                       Attn:  Joanne M. Murray

5.   Office:

     Party A is acting through its New York Office for the purposes of this
     Transaction.

6.   Please confirm that the forgoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via facsimile to:

          HSBC Bank USA, National Association
          Attention:   Christian McGreevy
          Telephone:   (212) 525-8710
          Fax:         (212) 525-5517

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                       13

[HSBC LOGO]

HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY 10018
Fax: (212) 525-0673

This message will be the only form of Confirmation dispatched by us. Please execute and return it to us by facsimile immediately. If you wish to exchange hard copy forms of this Confirmation, please contact us.

Yours sincerely,

HSBC BANK USA, NATIONAL ASSOCIATION

By: /s/ Antonia Landgraf
    ---------------------------------
    Authorized Signature

Confirmed as of the date first written above:

RAMP Series 2006-RS3 Trust
          By: JPMorgan Chase Bank, National Association
          not in its individual capacity
          but solely in its capacity as
          Trustee for the benefit of the
          RAMP Series 2006-RS3 Trust

By: /s/ Joanne Murray
    ---------------------------------
    Name: Joanne Murray
    Title: Assistant Vice President

Attachment

                                       14

[HSBC LOGO]

HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY 10018
Fax: (212) 525-0673

                                    EXHIBIT I

        For the Calculation Periods
-------------------------------------------   Notional Amount
From and including:*    To but excluding:*        in USD:
--------------------   --------------------   ---------------
  The Effective Date           May 25, 2006              0.00
        May 25, 2006          June 25, 2006    743,457,441.78
       June 25, 2006          July 25, 2006    734,802,864.04
       July 25, 2006        August 25, 2006    724,253,466.09
     August 25, 2006     September 25, 2006    711,849,824.06
  September 25, 2006       October 25, 2006    697,625,432.35
    October 25, 2006      November 25, 2006    681,634,124.89
   November 25, 2006      December 25, 2006    663,950,678.40
   December 25, 2006       January 25, 2007    644,662,478.44
    January 25, 2007      February 25, 2007    623,890,259.57
   February 25, 2007         March 25, 2007    602,923,581.57
      March 25, 2007         April 25, 2007    582,612,253.44
      April 25, 2007           May 25, 2007    562,987,955.26
        May 25, 2007          June 25, 2007    544,031,013.97
       June 25, 2007          July 25, 2007    525,718,469.86
       July 25, 2007        August 25, 2007    507,994,471.48
     August 25, 2007     September 25, 2007    490,856,448.45
  September 25, 2007       October 25, 2007    474,208,009.54
    October 25, 2007      November 25, 2007    458,116,189.10
   November 25, 2007      December 25, 2007    442,359,347.67
   December 25, 2007       January 25, 2008    424,501,180.93
    January 25, 2008      February 25, 2008    405,262,799.74
   February 25, 2008         March 25, 2008    386,857,123.97
      March 25, 2008         April 25, 2008    369,466,678.70
      April 25, 2008           May 25, 2008    353,152,811.04
        May 25, 2008          June 25, 2008    339,128,229.33
       June 25, 2008          July 25, 2008    326,931,345.06
       July 25, 2008        August 25, 2008    315,353,429.87
     August 25, 2008     September 25, 2008    304,213,679.53
  September 25, 2008       October 25, 2008    293,482,133.20
    October 25, 2008      November 25, 2008    283,143,079.59
   November 25, 2008      December 25, 2008    273,181,586.93
   December 25, 2008       January 25, 2009    263,583,249.88
    January 25, 2009      February 25, 2009    254,334,331.61
   February 25, 2009         March 25, 2009    245,421,019.77
      March 25, 2009         April 25, 2009    236,831,421.17
      April 25, 2009           May 25, 2009    228,553,104.66
        May 25, 2009          June 25, 2009    220,574,276.28
       June 25, 2009          July 25, 2009    212,883,653.78

                                       15

HSBC Bank USA, National AssociationMerrill Lynch

       July 25, 2009        August 25, 2009    205,470,407.77
     August 25, 2009     September 25, 2009    198,324,164.52
  September 25, 2009       October 25, 2009    191,434,891.78
    October 25, 2009      November 25, 2009    184,792,981.35
   November 25, 2009      December 25, 2009    178,389,200.81
   December 25, 2009       January 25, 2010    172,214,675.09
    January 25, 2010      February 25, 2010    166,260,874.81
   February 25, 2010         March 25, 2010    160,519,612.39
      March 25, 2010         April 25, 2010    154,982,998.19
      April 25, 2010           May 25, 2010    149,643,451.75
        May 25, 2010          June 25, 2010    144,493,688.86
       June 25, 2010          July 25, 2010    139,526,705.93
       July 25, 2010        August 25, 2010    134,735,768.63
     August 25, 2010     September 25, 2010    130,114,403.64
  September 25, 2010       October 25, 2010    125,656,380.72
    October 25, 2010      November 25, 2010    121,355,702.55
   November 25, 2010      December 25, 2010    117,206,526.70
   December 25, 2010       January 25, 2011    113,203,412.75
    January 25, 2011      February 25, 2011    109,340,689.32
   February 25, 2011         March 25, 2011    105,612,500.96
      March 25, 2011         April 25, 2011    102,013,945.94
      April 25, 2011           May 25, 2011     98,541,487.87
        May 25, 2011          June 25, 2011     95,190,529.71
       June 25, 2011          July 25, 2011     91,956,702.18
       July 25, 2011        August 25, 2011     88,835,766.45
     August 25, 2011     September 25, 2011     85,823,642.62
  September 25, 2011       October 25, 2011     82,916,407.64
    October 25, 2011      November 25, 2011     80,110,279.90
   November 25, 2011   The Termination Date     77,401,622.96

* All dates listed above (with the exception of the Effective Date), are subject to adjustment in accordance with the Following Business Day Convention

                                       16